Joint Filing Statement

I, the undersigned, hereby express my agreement that the attached Schedule 13D (and any amendments thereto) relating to the beneficial ownership by the undersigned of the equity securities of Iteos Therapeutics, Inc. is filed on behalf of each of the undersigned.

Date: May 15, 2025

MPM BioVentures 2014, L.P.

By:	MPM BioVentures 2014 GP LLC,
its General Partner
By:	MPM BioVentures 2014 LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BioVentures 2014 (B), L.P.

By:	MPM BioVentures 2014 GP LLC,
its General Partner
By:	MPM BioVentures 2014 LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM Asset Management Investors BV 2014 LLC

By:	MPM BioVentures 2014 LLC
Its: Manager

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BioVentures 2014 GP, LLC

By:	MPM BioVentures 2014 LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BioVentures 2014 LLC

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BioVentures 2018, L.P.

By:	MPM BioVentures 2018 GP LLC,
its General Partner
By:	MPM BioVentures 2018 LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BioVentures 2018 (B), L.P.

By:	MPM BioVentures 2018 GP LLC,
its General Partner
By:	MPM BioVentures 2018 LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM Asset Management Investors BV 2014 LLC

By:	MPM BioVentures 2018 LLC
Its: Manager

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BioVentures 2018 GP, LLC

By:	MPM BioVentures 2018 LLC,
Its Managing Member

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

MPM BioVentures 2018 LLC

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Director

UBS Oncology Impact Fund, L.P.

By:	Oncology Impact Fund (Cayman) Management L.P.,
its General Partner
By:	MPM BioImpact LLC,
Its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Partner

Oncology Impact Fund (Cayman) Management L.P.

By:	MPM BioImpact LLC,
Its General Partner

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Partner

MPM BioImpact LLC

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Managing Partner

By:	/s/ Todd Foley
Name:	Todd Foley

By:	/s/ Luke Evnin
Name:	Luke Evnin

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke